UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	December 23, 2015
(December 23, 2015)

Exact Name of Registrant as Specified
Commission	in Charter, State of Incorporation,	I.R.S. Employer
File Number	Address and Telephone Number	Identification No.

001-32462	PNM Resources, Inc.	85-0468296
(A New Mexico Corporation)
414 Silver Ave. SW
Albuquerque, New Mexico 87102-3289
(505) 241-2700

001-06986	Public Service Company of New Mexico	85-0019030
(A New Mexico Corporation)
414 Silver Ave. SW
Albuquerque, New Mexico 87102-3289
(505) 241-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

As has been previously reported, on July 1, 2015, Public Service Company of New Mexico (“PNM”), a wholly owned subsidiary of PNM Resources, Inc., and Westmoreland Coal Company (“Westmoreland”) entered into a Coal Supply Agreement (“CSA”), pursuant to which Westmoreland would supply all of the coal requirements of San Juan Generating Station (“SJGS”) through June 30, 2022. PNM and Westmoreland also entered into other agreements under which Westmoreland will provide coal combustion byproducts (“CCB”) disposal and mine reclamation services. Contemporaneous with the entry into the coal-related agreements, Westmoreland entered into a stock purchase agreement, which provides that Westmoreland will acquire all of the capital stock of San Juan Coal Company (“SJCC”) from BHP Billiton New Mexico Coal, Inc. (“BHP”). Upon closing under the stock purchase agreement, Westmoreland’s rights and obligations under the CSA and the agreements for CCB disposal and mine reclamation services will be assigned to SJCC. The CSA and related agreements will become effective upon the closing of the stock purchase agreement and the effectiveness of the San Juan Project Restructuring Agreement (“RA”). The stock purchase agreement will terminate on June 30, 2016 if its closing has not occurred by that time.
On December 16, 2015, the New Mexico Public Regulation Commission provided the necessary New Mexico regulatory approvals that would allow for the parties to begin taking final measures required to consummate the transaction and transition the coal mining business. The regulatory approval from the Federal Energy Regulatory Commission (“FERC”), which is also required for effectiveness, has not yet been received.

The parties’ target for the effectiveness of the CSA and the RA had been December 31, 2015. On December 23, 2015, Westmoreland announced that the parties involved in the coal mine transaction are now targeting January 31, 2016, for the closing of the purchase of SJCC from BHP.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995
Statements made in this Form 8-K that relate to future events or PNM Resources’ (“PNMR”) or Public Service Company of New Mexico’s (“PNM”) (collectively, the “Company”) expectations, projections, estimates, intentions, goals, targets, and strategies are made pursuant to the Private Securities Litigation Reform Act of 1995. Readers are cautioned that all forward-looking statements are based upon current expectations and estimates. PNMR and PNM assume no obligation to update this information. Because actual results may differ materially from those expressed or implied by these forward-looking statements, PNMR and PNM caution readers not to place undue reliance on these statements. PNMR's and PNM's business, financial condition, cash flow, and operating results are influenced by many factors, which are often beyond their control, that can cause actual results to differ from those expressed or implied by the forward-looking statements. For a discussion of risk factors and other important factors affecting forward-looking statements, please see the Company’s Form 10-K and Form 10-Q filings with the Securities and Exchange Commission, which factors are specifically incorporated by reference herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

PNM RESOURCES, INC. PUBLIC SERVICE COMPANY OF NEW MEXICO

(Registrants)

Date: December 23, 2015	/s/ Elisabeth Eden
Elisabeth Eden
Vice President and Treasurer
(Officer duly authorized to sign this report)

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